FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (724) 741 - 8570
Investor Relations Contact: Elyse Lorenzato (724) 741 - 8525

MSA Announces Record First Quarter Results
Growth in core product business, strategic acquisitions, and streamlined cost structure drive GAAP earnings growth of 125 percent and adjusted earnings growth of 76 percent

PITTSBURGH, April 23, 2018 - Global safety equipment manufacturer MSA Safety Incorporated (NYSE: MSA) today reported results for the first quarter of 2018.

Quarterly Highlights

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Revenue was $326 million, increasing 23 percent from a year ago on a reported basis and 18 percent on a constant currency basis. Excluding the recent acquisition of Globe, organic revenue was up 7 percent on a constant currency basis.

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GAAP operating income was $44 million or 13.6 percent of sales, compared to $19 million or 7.0 percent of sales in the same period a year ago. Adjusted operating income was $55 million or 16.8 percent of sales, compared to $33 million or 12.5 percent of sales in the same period a year ago. Adjusted operating margin expansion of 430 basis points was driven by improved gross profit and operating expense leverage.

•
GAAP earnings were $32 million or $0.83 per diluted share, compared to $14 million or $0.37 per diluted share in the same period a year ago. Adjusted earnings were $39 million or $1.01 per diluted share, compared to $22 million or $0.58 per diluted share in the same period a year ago.

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Comments from Management

“Our first quarter results reflect continued strength in our key end markets and geographies, and strong execution of our focused growth strategy,” said William M. Lambert, MSA Chairman and CEO. "Double-digit revenue growth was supported by growth across all of our core product lines as well as returns on the acquisition of Globe. After reducing our cost structure by more than $25 million in 2016 and 2017, we were able to drive quarterly earnings growth of 76 percent on revenue growth of 23 percent," he said. Mr. Lambert added that the company has seen a step-change in its profitability profile over the past several years.

"We are pleased with the strong start to 2018 and are encouraged by the favorable dynamics we’re seeing across both our industrial and fire service end markets. Our quarterly revenue growth and improving order book reflect the traction we are gaining from efforts to strengthen our leadership positions in each of our core product areas and market segments," Mr. Lambert said.

“The ongoing strengthening of key industrial markets and recent successes in our global fire service business has provided the backdrop for a very solid start to 2018. Our focus now is on sustaining that level of performance while continuing to diligently manage our cost structure. Our improving order book - coupled with our streamlined cost structure and benefits of U.S. Tax Reform - positions us well to continue increasing shareholder value in 2018 and beyond," Mr. Lambert concluded.

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MSA Safety Incorporated
Condensed Consolidated Statement of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2018	2017

Net sales	$325,894	$265,765
Cost of products sold	178,555	146,043
Gross profit	147,339	119,722

Selling, general and administrative	80,250	76,786
Research and development	12,548	10,998
Restructuring charges	5,274	12,739
Currency exchange losses, net	2,008	580
Other operating expense	2,824	—
Operating income	44,435	18,619

Interest expense	4,781	3,591
Other income, net	(2,340)	(1,458)
Total other expense, net	2,441	2,133

Income before income taxes	41,994	16,486
Provision for income taxes	9,505	1,796
Net income	32,489	14,690
Net income attributable to noncontrolling interests	(118)	(277)
Net income attributable to MSA Safety Incorporated	$32,371	$14,413

Earnings per share attributable to MSA Safety Incorporated common shareholders:
Basic	$0.85	$0.38
Diluted	$0.83	$0.37

Basic shares outstanding	38,216	37,766
Diluted shares outstanding	38,778	38,593

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MSA Safety Incorporated
Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

	March 31, 2018	December 31, 2017
Assets
Cash and cash equivalents	$124,883	$134,244
Trade receivables, net	254,068	244,198
Inventories	171,203	153,739
Notes receivable, insurance companies	3,463	17,333
Other current assets	78,678	72,783
Total current assets	632,295	622,297

Property, net	154,848	157,014
Prepaid pension cost	85,941	83,060
Goodwill	426,860	422,185
Notes receivable, insurance companies, noncurrent	59,954	59,567
Insurance receivable, noncurrent	118,349	123,089
Other noncurrent assets	217,521	217,614
Total assets	$1,695,768	$1,684,826

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,780	$26,680
Accounts payable	68,142	87,061
Other current liabilities	178,482	175,538
Total current liabilities	273,404	289,279

Long-term debt, net	441,426	447,832
Pensions and other employee benefits	173,840	170,773
Deferred tax liabilities	10,249	9,341
Other noncurrent liabilities	155,663	165,023
Total shareholders' equity	641,186	602,578
Total liabilities and shareholders' equity	$1,695,768	$1,684,826

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MSA Safety Incorporated
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2018	2017

Net income	$32,489	$14,690
Depreciation and amortization	9,671	8,752
Change in working capital and other operating	(24,807)	72,948
Cash flow from operating activities	17,353	96,390

Capital expenditures	(3,241)	(1,442)
Property disposals and other investing	58	165
Cash flow used in investing activities	(3,183)	(1,277)

Change in debt	(9,401)	(96,437)
Cash dividends paid	(13,390)	(12,455)
Company stock purchases	(2,673)	(3,811)
Other financing	848	6,267
Cash flow used in financing activities	(24,616)	(106,436)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	1,363	1,625

Decrease in cash, cash equivalents and restricted cash	(9,083)	(9,698)

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands)

	Americas	International	Corporate	Consolidated
Three Months Ended March 31, 2018
Sales to external customers	$209,129	$116,765	—	$325,894
Operating income				44,435
Operating margin %				13.6%
Restructuring charges				5,274
Currency exchange losses, net				2,008
Other operating expense				2,824
Strategic transaction costs				$94
Adjusted operating income (loss)	50,086	12,778	(8,229)	$54,635
Adjusted operating margin %	23.9%	10.9%		16.8%

	Americas	International	Corporate	Consolidated
Three Months Ended March 31, 2017
Sales to external customers	$166,568	$99,197	—	$265,765
Operating income				18,619
Operating margin %				7.0%
Restructuring charges				12,739
Currency exchange losses, net				580
Other operating expense				—
Strategic transaction costs				1,337
Adjusted operating income (loss)	36,151	7,796	(10,672)	$33,275
Adjusted operating margin %	21.7%	7.9%		12.5%
The Americas segment is comprised of our operations in the U.S., Canada and Latin America. The International segment is comprised of our operations in all other parts of the world including Europe, Africa, the Middle East, India, China, South East Asia and Australia. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.

Adjusted operating income (loss) and adjusted operating margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss) and adjusted operating margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange gains / losses, other operating expense and strategic transaction costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment sales to external customers. Adjusted operating income (loss) and adjusted operating margin are not recognized terms under GAAP and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The Company's definition of adjusted operating income (loss) and adjusted operating margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)
Organic constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended March 31, 2018
	Breathing Apparatus	Firefighter Helmets and Protective Apparel(a)	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	9%	209%	13%	16%	20%	17%	27%	—%	23%
Plus: Currency translation effects	(4)%	(12)%	(2)%	(4)%	(6)%	(6)%	(4)%	(5)%	(5)%
Constant currency sales change	5%	197%	11%	12%	14%	11%	23%	(5)%	18%
Less: Acquisitions	—%	198%	—%	—%	—%	—%	13%	—%	11%
Organic constant currency change	5%	(1)%	11%	12%	14%	11%	10%	(5)%	7%

(a) Firefighter helmets and protective apparel includes the impact of the Globe acquisition, completed on July 31, 2017.

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. Organic constant currency revenue growth is defined as constant currency revenue growth excluding acquisitions. Management believes that organic constant currency revenue growth is a useful measure for investors to provide an understanding of MSA's standalone results. There can be no assurances that MSA's definition of constant currency revenue growth or organic constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to these non-GAAP financial measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)
Organic constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended March 31, 2018
	Breathing Apparatus	Firefighter Helmets and Protective Apparel(a)	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	1%	470%	12%	15%	16%	26%	30%	(4)%	26%
Plus: Currency translation effects	—%	(1)%	—%	—%	—%	(2)%	—%	—%	(1)%
Constant currency sales change	1%	469%	12%	15%	16%	24%	30%	(4)%	25%
Less: Acquisitions	—%	476%	—%	—%	—%	—%	20%	—%	17%
Organic constant currency change	1%	(7)%	12%	15%	16%	24%	10%	(4)%	8%

(a) Firefighter helmets and protective apparel includes the impact of the Globe acquisition, completed on July 31, 2017.

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. Organic constant currency revenue growth is defined as constant currency revenue growth excluding acquisitions. Management believes that organic constant currency revenue growth is a useful measure for investors to provide an understanding of MSA's standalone results. There can be no assurances that MSA's definition of constant currency revenue growth or organic constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to these non-GAAP financial measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)
Organic constant currency revenue growth (Unaudited)

International Segment

	Three Months Ended March 31, 2018
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	29%	17%	16%	17%	25%	8%	21%	5%	18%
Plus: Currency translation effects	(14)%	(13)%	(9)%	(11)%	(12)%	(9)%	(12)%	(11)%	(12)%
Constant currency sales change	15%	4%	7%	6%	13%	(1)%	9%	(6)%	6%
Less: Acquisitions	—%	—%	—%	—%	—%	—%	—%	—%	—%
Organic constant currency change	15%	4%	7%	6%	13%	(1)%	9%	(6)%	6%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. Organic constant currency revenue growth is defined as constant currency revenue growth excluding acquisitions. Management believes that organic constant currency revenue growth is a useful measure for investors to provide an understanding of MSA's standalone results. There can be no assurances that MSA's definition of constant currency revenue growth or organic constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to these non-GAAP financial measures.

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MSA Safety Incorporated
Supplemental Segment Information (Unaudited)
Summary of constant currency revenue growth by segment and product group

	Three Months Ended March 31, 2018
	Consolidated	Americas	International
Firefighter Helmets and Protective Apparel(a)	197%	469%	4%
Fixed Gas and Flame Detection	14%	16%	13%
Portable Gas Detection	12%	15%	6%
Industrial Head Protection	11%	12%	7%
Fall Protection	11%	24%	(1)%
Breathing Apparatus	5%	1%	15%
Core Sales	23%	30%	9%
Core excluding Acquisitions	10%	10%	9%

Non-Core Sales	(5)%	(4)%	(6)%

Net Sales	18%	25%	6%
Net Sales excluding Acquisitions	7%	8%	6%

(a) Firefighter helmets and protective apparel includes the impact of the Globe acquisition, completed on July 31, 2017.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2018	2017	% Change

Net income attributable to MSA Safety Incorporated	$32,371	$14,413	125%
Tax benefit associated with ASU 2016-09: Improvements to employee share-based payment accounting	(914)	(2,782)
Subtotal	31,457	11,631	170%

Restructuring charges	5,274	12,739
Currency exchange losses, net	2,008	580
Other operating expense	2,824	—
Strategic transaction costs	94	1,337
Asset related losses and other, net	17	64
Income tax expense on adjustments	(2,534)	(4,088)
Adjusted earnings	$39,140	$22,263	76%

Adjusted earnings per diluted share	$1.01	$0.58	74%

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.

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About MSA:
Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products that protect people and facility infrastructures.  Many MSA products integrate a combination of electronics, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations.  The company's comprehensive product line is used by workers around the world in a broad range of markets, including the oil, gas and petrochemical industry, the fire service, the construction industry, mining and the military.  MSA's core products include self-contained breathing apparatus, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel, and fall protection devices.  With 2017 revenues of $1.2 billion, MSA employs approximately 4,700 people worldwide.  The company is headquartered north of Pittsburgh in Cranberry Township, Pa., and has manufacturing operations in the United States, Europe, Asia and Latin America.  With more than 40 international locations, MSA realizes approximately half of its revenue from outside North America.  For more information visit MSA's web site at www.MSAsafety.com.

Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward looking statements, including without limitation global economic conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in foreign countries. A full listing of these risks, uncertainties and other factors are detailed from time-to-time in our filings with the United States Securities and Exchange Commission ("SEC"), including our most recent Form 10-K filed on February 22, 2018. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors. MSAsafety.com. MSA undertakes no duty to publicly update any forward looking statements contained herein, except as required by law.

Non-GAAP Financial Measures:
This earnings release includes certain non-GAAP financial measures. These financial measures include constant currency revenue growth, organic constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted earnings and adjusted earnings per diluted share. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, together with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.
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